SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


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                     Date of Report: September 27, 2000
                     (Date of earliest event reported)


                          DETECTION SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)



    New York State               0-8125                27-69690
(State or Other Jurisdiction   (Commission           (IRS Employer
   of Incorporation)           File Number)        Identification No.)


               130 Perinton Parkway, Fairport, New York 14450
                  (Address of Principal Executive Offices)


                               (716) 223-4060
            (Registrant's telephone number, including area code)


Item 5.     Other events

      On September 27, 2000, the registrant amended its employment agreements with Karl H. Kostusiak, Chairman, President and Chief Executive Officer, and David B. Lederer, Executive Vice President. The revised agreements are filed herewith as Exhibit 99.

      On September 27, 2000, the Compensation Committee of the registrant's Board of Directors received an opinion from Watson Wyatt & Company, a nationally-recognized, independent employee benefits consultant, that the amended contracts are "fair and reasonable" to the registrant.



                                  EXHIBITS

99.   Additional Exhibits

99-1. Employment Agreement between Karl H. Kostusiak and Detection Systems,
      Inc., dated as of September 27, 2000.

99-2. Employment Agreement between David B. Lederer and Detection Systems,
      Inc., dated as of September 27, 2000.


                                 SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DETECTION SYSTEMS, INC.
                              By: /s/ Frank J. Ryan
                                  Frank J. Ryan
                                  Vice President, Secretary and
                                  Treasurer

Dated:      September 27, 2000